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                                                                   Exhibit 10.36

                       SECOND AMENDMENT OF LEASE AGREEMENT

        THIS SECOND AMENDMENT OF LEASE AGREEMENT, made as of this first day of July, 1994, between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA, a Pennsylvania nonprofit corporation having its principal office in the City of Pittsburgh, Allegheny County, Pennsylvania (hereinafter called the "Lessor"), and TOLLGRADE COMMUNICATIONS, INC., a Pennsylvania corporation (hereinafter called the "Lessee").

        WHEREAS, the Lessor and Lessee previously made and entered into that certain Lease Agreement, dated as of August 5, 1993 which was amended by the First Amendment of Lease dated March 15, 1994 (hereinafter collectively called the "Lease"), whereby Lessor leased to Lessee, upon the terms and conditions set forth therein, certain office space (the"Premises") located in the HARMAR INDUSTRIAL MANOR (hereinafter called the "Complex"), located in Harmar Township, Allegheny County, Pennsylvania; and

        WHEREAS, the Lessor and Lessee desire to amend the Lease upon the terms and conditions as set forth herein such that Lessee shall lease from Lessor additional office space in the Complex (hereinafter called the "Amendment to Lease").

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, Lessor and Lessee covenant and agree as follows:

        1. Incorporation by Reference / Capitalized Terms. The Lease is hereby incorporated into this Amendment of Lease by reference and made an integral part hereof. Any capitalized term used in the Amendment of Lease that is not otherwise defined herein shall have the respective meaning ascribed to it in the Lease. In the event of a conflict between the terms of this Amendment of Lease and the Lease, the terms of this Amendment of Lease shall govern.

        2. Premises. The Lessor does hereby lease and demise unto the Lessee Units D-1* and D-6** in the Complex (hereinafter called the "second and third additional space"). The second and third Additional Spaces are more particularly described on Exhibit "A", which is attached hereto and made part hereof. The second and third Additional Space shall be deemed hereafter to be part of the Premises, as that term is defined in the Lease.

*       (containing approximately 1,988 rentable square feet)

**      (containing approximately 3,593 rentable square feet)



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3.      Commencement Date. The term of this Amendment of Lease shall commence
(hereinafter called the "Commencement Date") and possession shall be given as of 12:01 AM on July 1, 1994. The Term of this Amendment of Lease shall expire on the Expiration Date as set forth in the Lease unless the. Term is extended as provided in the Lease.

4. Base Rent. Lessee shall pay to Lessor at its office in Pittsburgh, the following amounts, as monthly rental, payable in advance and without demand on or before the first business day of each successive calendar month for the duration of the Term of the Lease, and any renewal thereof.

        For the period July 1, 1994 through September 30, 1994, the sum of FIVE HUNDRED AND EIGHT AND 00/100 DOLLARS ($580.00).

        For the period October 1, 1994 through December 31, 1998, the sum of ONE THOUSAND SIX HUNDRED TWENTY-EIGHT AND 00/100 DOLLARS ($1,628.00).

        If the Commencement Date is on a day other than the first business day of a calendar month, Lessee shall pay to Lessor on the date that the first complete payment of First Additional Space Base Rent is due, a pro rata portion to be based on the number of days the First Additional Space is occupied in such partial month after the Commencement Date.

5. Full Force and Effect. Except as extended and amended hereby, all other terms and conditions of the Lease shall remain unchanged and in full force and effect and applicable to this Amendment of Lease.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment of Lease to be duly executed the day and year first above written.


ATTEST:                                    REGIONAL INDUSTRIAL DEVELOPMENT
                                           CORPORATION OF SOUTHWESTERN
                                           PENNSYLVANIA


/s/ Colleen B. Poremski                    By: /s/ Frank Brooks Robinson
--------------------------------              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:  President
                                                 -------------------------------

ATTEST:                                    TOLLGRADE COMMUNICATIONS, INC.




/s/ Carole A. Mitchell                     By: /s/ Christian L. Allison
--------------------------------               ---------------------------------
                                           Name:  CHRISTIAN L. ALLISON
                                                --------------------------------
                                           Title:  PRESIDENT
                                                 -------------------------------



                                      -2-
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                                    EXHIBIT A


[FLOOR PLAN OF SECOND AND THIRD ADDITIONAL SPACES]